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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)     September 26, 2000
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                            CELL THERAPEUTICS, INC.
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               (Exact name of registrant as specified in charter)


         Washington                         0-28386           91-1533912
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(State or other jurisdiction              (Commission        (IRS Employer
              of incorporation)           File Number)     Identification No.)

201 Elliott Avenue West, Suite 400, Seattle, WA                 98119
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (206) 278-7100
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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Item 5.   Other Events

Cell Therapeutics, Inc. received approval for TRISENOX (arsenic trioxide) injection by the U.S. Food and Drug Administration on September 26, 2000 for the treatment of patients with acute promyelocytic leukemia, a severe form of leukemia, whose disease has recurred or who have failed to respond to standard therapy.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

The following exhibit is filed as part of this Report:

     99.1  Press Release dated September 26, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CELL THERAPEUTICS, INC.


Date:  September 26, 2000           /s/ JAMES A. BIANCO
                                    ---------------------------------
                                    Name: James A. Bianco
                                    Title: Chief Executive Officer

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                                 EXHIBIT INDEX

99.1 Press Release dated September 26, 2000.





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